SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 11, 2004
(Date of earliest event reported)

THOMAS & BETTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee (State or Other Jurisdiction of Incorporation)	1-4682 (Commission File Number)

22-1326940
(IRS Employer Identification No.)

8155 T&B Boulevard Memphis, Tennessee (Address of Principal Executive Offices)	38125 (ZIP Code)

Registrant’s Telephone Number, Including Area Code:
(901) 252-8000

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX
Press release
February 12, 2004 Conference Call Script

ITEM 5. OTHER EVENTS

     On February 11, 2004, Thomas & Betts Corporation (the “Registrant” and the “Corporation”), by a press release attached as Exhibit 20.1 to this report, and a conference call held February 12, 2004, and attached as Exhibit 20.2 to this report, and incorporated herein by reference, commented on the financial results for the quarter and year ended December 31, 2003. Management also discussed generally the Corporation’s outlook for 2004.

     On a conference call and web cast held on February 12, 2004, management addressed questions from the investment community. During the call, management stated that the Corporation's exports from the United States to Canada are roughly the same as the Corporation's exports from Canada to the United States. Management believes the Corporation is a leader in Days Sales Outstanding performance in the industry based on reported data. Further, management expects capital expenditures to be 2-3% of sales for 2004 and beyond.

     Despite continuing to operate in challenging markets, management expects more than 20% increases in operating income and net earnings for the first quarter and full year 2004 when compared to the same periods in 2003.

     In response to questions concerning the payment of dividends, management repeated prior disclosures that the Corporation's Board of Directors approved a change, in July 2001, to the dividend payment practices and elected to retain the Corporation's future earnings to fund the development and growth of the business. The Corporation does not presently anticipate declaring any cash dividends on its common stock for the foreseeable future. Future decisions concerning the payment of cash dividends on the Corporation's common stock will depend upon its results of operations, financial condition, capital expenditure plans and other factors that the Board of Directors may consider. The Corporation's revolving credit agreements contain provisions that could restrict, as a practical matter, the Corporation's ability to pay dividends during the term of those agreements.

     The press release includes certain references to Capitalization Ratios. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the press release. Management believes the capitalization ratios provide investors with meaningful supplemental information about the Corporation's debt leverage.

     The following is a reconciliation of the Corporation's forth quarter 2003 and 2002 underlying effective tax rate to the actual effective tax rate for those periods:

	Quarter Ended		Quarter Ended
	December 31, 2003		December 29, 2002

(In millions, except percentage data)
Earnings before income taxes	$21.0		$16.9

Underlying income tax provision and effective rate	$5.7	27%	$5.2	31%
Impact of various favorable tax adjustments	(4.0)		(2.0)

Actual income tax benefit and effective rate	$1.7	8%	$3.2	8%

     The conference call will be recorded and available for replay through 12:00 midnight EST on Monday, February 16, 2004. To access the replay, please call 1-888-286-8010 (pass code 11625477). The recorded webcast will also be available at www.tnb.com .

     Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this report and made during the conference call. For those statements, the Corporation claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

20.1	Press Release dated February 11, 2004.

20.2	February 12, 2004 Conference Call Script.

ITEM 9. REGULATION FD DISCLOSURE

     The Registrant elects to disclose through this filing, pursuant to Regulation FD, the information set forth in the February 12, 2004 conference call script of Dominic J. Pileggi and John P. Murphy.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation (Registrant)

	By:	/s/ JOHN P. MURPHY

	Title:	John P. Murphy Senior Vice President and Chief Financial Officer

Date: February 13, 2004

EXHIBIT INDEX

Exhibit	Description of Exhibits
20.1	Press Release dated February 11, 2004.

20.2	February 12, 2004 Conference Call Script.